UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 1, 2003
                                -----------------
                Date of Report (Date of earliest event reported)



                   TRANS CONTINENTAL ENTERTAINMENT GROUP, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       NEVADA                       0-22382                     56-1051491
 -------------------            ----------------            -------------------
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                  Number)                 Identification No.)
    incorporation)



                    1701 PARK CENTER DRIVE, ORLANDO, FL 32835
             -------------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)


                                 (407) 253-5000
                                -----------------
              (Registrant's telephone number, including area code)



              ----------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        As disclosed in the Registrant's Current Report on Form 8-K filed March 13, 2003, on March 10, 2003, Merdinger, Fruchter, Rosen & Company, an independent accountant who served as the Registrant's principal accountant to audit the Registrant's consolidated financial statements, pursuant to its decision to cease auditing publicly traded companies, resigned from its engagement with the Registrant. The information contained in such Current Report on Form 8-K is incorporated herein by reference.

        On June 16, 2003, as disclosed in the Registrant's Current Report on Form 8-K filed on June 18, 2003, the Registrant appointed Weinberg & Company, P.A., as its principal accountant to replace Merdinger, Fruchter, Rosen & Company as its principal accountant to audit its financial statements. The engagement of Weinberg & Company was approved by the Registrant's Board of Directors.

        On July 1, 2003, the Registrant appointed Grant Thornton LLP to replace Weinberg & Company, P.A., as its principal accountant to audit the Registrant's consolidated financial statements. Weinberg & Company, P.A. was dismissed from its engagement effective July 1, 2003, as a result of the appointment of Grant Thornton LLP. The engagement of Grant Thornton LLP and the dismissal of Weinberg & Company, P.A., were approved by the Registrant's Board of Directors.

        Weinberg & Company, P.A., did not issue any report on the financial statements of the Registrant during the Registrant's two most recent fiscal years or any subsequent interim period; and there has been no disagreement between the Registrant and Weinberg & Company, P.A., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No other event has occurred with respect to the Registrant and Weinberg & Company, P.A., for which disclosure would be required pursuant to Item 304, paragraph (a)(1)(iv), of Regulation S-B.

        A letter from Weinberg & Company, P.A., addressed to the Securities and Exchange Commission, stating that Weinberg & Company, P.A., agrees with the information contained in this report, has been filed as an exhibit to this report.

        During the Registrant's two most recent fiscal years, and the subsequent interim period preceding July 1, 2003, neither the Registrant nor anyone on its behalf has consulted with Grant Thornton LLP regarding either:
(a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement or any other event described in Item 304, paragraph (a)(1)(iv), of Regulation S-B.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

        On July 7, 2003, the Registrant issued a press release announcing the appointment of Grant Thornton LLP to audit the Registrant's financial statements for the fiscal year ending July 31, 2003. The press release also announced that the Registrant has experienced some delay in releasing its third quarter financial results, in order to allow its new auditors time to review its quarterly report on Form 10-QSB for the quarter ended April 30, 2003. In addition, the press release announced that the Registrant is in the process of reviewing the financial accounting and reporting implications of its previously announced Agreement and Plan of Merger among the Registrant and Trans Continental Classics, Inc., and that it has asked its new auditor to review such business combination and confirm whether its prior interpretation of Statement of Financial Accounting Standards No. 141, Business Combinations, is appropriate in the circumstances.


ITEM 7. Financial Statements, ProForma Financial Information and Exhibits

Exhibit No.     Description

    16.1        Letter from Weinberg & Company, P.A., dated July 7, 2003
    99.1        Press Release dated July 7, 2003.





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



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               TRANS CONTINENTAL ENTERTAINMENT GROUP, INC.
                               --------------------------------------------

                                              (Registrant)





Date:  July 7, 2003              By:  /s/  Mark Tolner
                                      -------------------------------
                                      Mark Tolner
                                      Chief Executive Officer